UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 22, 2007
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                           WSFS Financial Corporation
                           --------------------------
             (Exact name of Registrant as specified in its Charter)

       Delaware                         0-16668             22-2866913
----------------------------        ---------------        -------------
(State or other jurisdiction        (SEC Commission        (IRS Employer
     of incorporation)                 File No.)           Identification
                                                               Number)

838 Market Street, Wilmington, Delaware                         19899
---------------------------------------                         -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__   Written communications pursuant to Rule 425 under the Securities Act
__   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         On February 22, 2007, the Registrant announced the promotion of Mark A. Turner, who currently serves as Chief Operating Officer, to President and Chief Executive Officer of the Registrant and its wholly-owned subsidiary bank, Wilmington Savings Fund Society, FSB (WSFS Bank). Mr. Turner's promotion will become effective on the date of the Registrant's annual meeting of shareholders, April 26, 2007. Marvin N. Schoenhals, who currently serves as Chairman, President and Chief Executive Officer, will continue to serve as the full-time Chairman.

         A copy of the press release announcing the leadership transition is furnished with this Form 8-K as an exhibit.

Item 9.01  Financial Statements and Exhibits.

         (d) Exhibits:

               99       Press Release dated February 22, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        WSFS FINANCIAL CORPORATION


Date: February 22, 2007                 By:  /s/Stephen A. Fowle
                                             -----------------------------------
                                             Stephen A. Fowle
                                             Executive Vice President and
                                             Chief Financial Officer